Exhibit 10.14

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 9, 2003, between Aerogen, Inc., a Delaware corporation (the “Borrower”), and the lender identified on the signature page hereto (the “Lender”).

This Agreement is made pursuant to the Loan and Securities Purchase Agreement, dated as of the date hereof among the Borrower and the Lender (the “Loan Agreement”).

The Borrower and the Lender hereby agree as follows:

1.                   Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Loan Agreement shall have the meanings given such terms in the Loan Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Additional Closing” shall have the meaning set forth in the Loan Agreement.

“Additional Closing Date” shall have the meaning set forth in the Loan Agreement.

“Additional Registrable Securities” means the Underlying Shares issuable upon conversion or exercise (as applicable) of the Securities issued on the Additional Closing Date, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price or exercise price adjustment with respect thereto.

“Effectiveness Date” means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Initial Registrable Securities (and if the Additional Closing Date occurs prior to the 40th day following the Closing Date, the Additional Registrable Securities), the earlier of: (i) the 120th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Borrower is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) unless previously filed pursuant to the immediately preceding subsection, with respect to a Registration Statement required to be filed to cover the resale by the Holders of the Additional Registrable Securities, the earlier of: (i) the 120th day following the Additional Closing Date, (ii) the fifth Trading Day following the date on which the Borrower is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments and (c) with respect to any additional Registration Statements that may be required pursuant to Section 2(c) hereof, the earlier of: (i) the 120th day following the date on which the Borrower first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the fifth Trading Day following the date on which the Borrower is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Initial Registrable Securities (and if the Additional Closing Date occurs prior to the 40th day following the Closing Date, the Additional Registrable Securities), the 45th day following the Closing Date, (b) unless previously filed pursuant to the immediately preceding subsection, with respect to a Registration Statement required to be filed to cover the resale by the Holders of the Additional Registrable Securities, the 45th day following the Additional Closing Date, and (c) with respect to any additional Registration Statements that may be required pursuant to Section 2(c) hereof, the 45th day following the date on which the Borrower first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registrable Securities” means the Underlying Shares issuable upon conversion or exercise (as applicable) of the Securities issued on the Closing Date, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price or exercise price adjustment with respect thereto.

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, the Initial Registrable Securities and the Additional Registrable Securities.

“Registration Statement” means each of the following:  (i) an initial registration statement which is required to register the resale of the Initial Registrable Securities, (ii) if an Additional Closing shall have occurred, an initial registration statement, which is required to register the resale of the Additional Registrable Securities, (iii) each additional registration statement, if any, contemplated by Section 2(c), and (iv) including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” shall have the meaning set forth in the Loan Agreement.

“Special Counsel” means Bryan Cave LLP.

“Underlying Shares” shall have the meaning set forth in the Loan Agreement.

2.                   Registration.

(a)                       On or prior to each Filing Date, the Borrower shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities required to be included in such Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement shall be on Form S-3 (except if the Borrower is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise required by the Commission or directed by the Holders of at least a majority of the Registrable Securities) the “Plan of Distribution” attached hereto as Annex A.  The Borrower shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by a Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Borrower pursuant to a written opinion letter to such effect, addressed and acceptable to the Borrower’s transfer agent and the affected Holders (the “Effectiveness Period”).  Notwithstanding anything herein to the contrary, if the Additional Closing Date shall occur on or prior to the 45th day following the Closing Date, then the Borrower shall include all of the Registrable Securities on the initial Registration Statement.

(b)                      If: (a) a Registration Statement is not filed on or prior to its Filing Date (if the Borrower files a Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Borrower shall not be deemed to have satisfied clause (a)), or (b) notwithstanding anything herein to the contrary, after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such cases an aggregate of twenty Trading Days (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event,” and for purposes of clause (a) the day after the Filing Date, or for purposes of clause (b) the date on which such twenty Trading Day period is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or applicable law: (x) the Borrower shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Loan Agreement for the first 30 day period beginning on the Event Date during which the applicable Event is not cured (or a pro rata portion of any such partial period); and (y) if the applicable Event shall not have been cured by the last day of such 30 day period, until the applicable Event is cured, the Borrower shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Holder pursuant to the Loan Agreement for each month anniversary thereafter (or a pro rata portion of any such partial month).  The period of time in which the Borrower is required to file the Registration Statement hereunder shall be tolled to the extent of any delays caused solely by any Holder.

(c)                       File one or more additional Registration Statements if the number of Registrable Securities issuable upon conversion or exercise (as applicable) of the Securities relating to such Registration Statement would require the issuance of in excess of 85% of the number of shares of Common Stock then registered in such Registration Statement.  Such additional Registration Statement shall cover the resale by the Holders of not less than 110% of the number of shares required in order that all Registrable Securities issuable upon conversion or exercise (as applicable) of the Securities relating to such Registration Statement would then be registered.

3.                   Registration Procedures

In connection with the Borrower’s registration obligations hereunder:

(a)                       Not less than two Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Borrower shall furnish to the Holders and the Special Counsel copies of all such documents proposed to be filed which documents will be subject to the review of such Holders and the Special Counsel. The Borrower shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in good faith.

(b)                      The Borrower shall (i)  prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Borrower; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)                       The Borrower shall notify the Holders and the Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Borrower whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Borrower shall provide true and complete copies thereof and all written responses thereto to each of the Holders and the Special Counsel that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Borrower believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Borrower of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                      The Borrower shall use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)                       The Borrower shall furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)                         The Borrower shall promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Borrower hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)                      Prior to any public offering of Registrable Securities, the Borrower shall use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Borrower shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Borrower to any material tax in any such jurisdiction where it is not then so subject.

(h)                      The Borrower shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Loan Agreement, of all restrictive legends, and to enable such Registrable

Securities to be in such denominations and registered in such names as any such Holders may request.

(i)                          Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, the Borrower shall prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)                          The Borrower may require each selling Holder to furnish to the Borrower a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof.

(k)                       The Borrower has read and understands the conversion and exercise limitations contained in the Debentures and Warrants and will not take a position in any Registration Statement or other filing with the Commission that a Holder is the beneficial owner of more than the percentage of Common Stock permitted to be beneficially owned by such Holder absent an affirmative written statement by such Holder to such effect.

(l)                          At any time, upon written notice to the participating Holders and for a period not to exceed twenty (20) Trading Days thereafter (the “Suspension Period”), the Borrower may suspend the use or effectiveness of any Registration Statement (and the Holders hereby agree not to offer or sell any Registrable Securities pursuant to such Registration Statement during the Suspension Period) if the Borrower reasonably believes that the Borrower may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Borrower, its stockholders, a potentially significant transaction or event involving the Borrower, or any negotiations, discussions, or proposals directly relating thereto.  In the event that the Borrower shall exercise its right to  suspend the effectiveness of a registration hereunder, the applicable time period during which the Registration Statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.  The Borrower may extend the Suspension Period for an additional twenty (20) Trading Days in accordance with the provisions of this Section 3(l) with the consent of the Holders of a majority of the Registrable Securities registered under the applicable Registration Statement. If so directed by the Borrower, all Holders registering shares under such Registration Statement shall use their commercially reasonable efforts to deliver to the Borrower (at the Borrower’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

4.                   Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Borrower shall be borne by the Borrower whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Borrower and up to $5,000 of the fees and disbursements of Special Counsel for each Registration Statement, (v) Securities Act liability insurance, if the Borrower so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Borrower in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Borrower shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.                   Indemnification.

(a)                       Indemnification by the Borrower.  The Borrower shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Borrower by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in

Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Borrower has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Borrower shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Borrower is aware in connection with the transactions contemplated by this Agreement.

(b)                      Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Borrower, its directors, officers, agents and employees, each Person who controls the Borrower (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Borrower by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Borrower has notified such Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                       Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only)

to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)                      Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                   Miscellaneous

(a)                       Remedies.  In the event of a breach by the Borrower or by a Holder, of any of their obligations under this Agreement, each Holder or the Borrower, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Borrower and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                      No Piggyback on Registrations.  Other than (i) securities to be issued to the Borrower’s landlord in connection the restructuring of its lease, and (ii) pursuant to the exercise of existing registration rights by certain stockholders of the Borrower as specified in Schedule 3.1(g) of the Loan Agreement, neither the Borrower nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Borrower in a Registration Statement other than the Registrable Securities, and the Borrower shall not after the date hereof enter into any agreement providing any such right to any of its security holders.  Except as and to the extent specified in Schedule 3.1(g) of the Loan Agreement, the Borrower has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied.

(c)                       Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)                      Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Borrower of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Borrower that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Borrower may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)                       Piggy-Back Registrations.  If at any time during the Effectiveness Period  there is not an effective Registration Statement covering all of the Registrable Securities and the Borrower shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Borrower shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Borrower shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f)                         Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Borrower and the Holders of all of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)                      Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30

p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Borrower:                                              Aerogen, Inc.
2071 Stierlin Court
Mountain View, CA 94043
Facsimile No.: (650) 864-7433
Attn: Chief Financial Officer

With a copy to:                                                            Cooley Godward LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attn: Robert J. Brigham, Esq.
Facsimile No.:  (650) 849-7400

If to the Lender:                                                          To the address set forth under the Lender’s name on the signature pages hereto.

If to Special Counsel:                              Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10101
Attn.: Eric L. Cohen, Esq.
Fax No.: (212) 541-1432

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Borrower or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h)                      Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Borrower may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Loan Agreement.

(i)                          Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)                          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)                       Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)                          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)                    Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AEROGEN, INC.

By:	/s/ Jane E. Shaw
Name: Jane E. Shaw
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE OF LENDER TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SF CAPITAL PARTNERS, LTD.

By:	/s/ Brian H. Davidson
	Name:	Brian H. Davidson
	Title:	Authorized Signatory

Address for Notice:

c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235
Facsimile No.: (414) 294-7700
Attn.: Brian H. Davidson

With a copy to:
Bryan Cave LLP
1290 Avenue of the Americas
New York, NY 10104
Facsimile No.: (212) 541-4630 and (212) 541-1432
Attn: Eric L. Cohen, Esq.

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders will act independently of us in making decisions regarding the timing, manner and size of each sale. The Selling Stockholders may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales;

•                  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares or Warrant Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Borrower being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Borrower being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Because the Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, the Selling Stockholders will be subject to the prospectus delivery requirements of the Securities Act. Each Selling Stockholders has represented and warranted to the Borrower that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Borrower is required to pay all fees and expenses incident to the registration of the shares.  The Borrower has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.